INVESTOR DAY T. Rowe Price Group, Inc. May 26, 2021 A copy of this presentation, which includes additional information, is available at troweprice.gcs-web.com/investor-relations. Data as of March 31, 2021, unless otherwise noted. All figures are USD, unless otherwise noted.

T. ROWE PRICE GROUP, INC. INVESTOR DAY 2020 Opening and T. Rowe Price Overview Bill Stromberg CHIEF EXECUTIVE OFFICER 1

3T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Forward-looking statements This presentation, and other statements that T. Rowe Price may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to T. Rowe Price’s future financial or business performance, strategies, or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may include, without limitation, information concerning future results of our operations, expenses, earnings, liquidity, cash flow and capital expenditures, industry or market conditions, amount or composition of assets under management, regulatory developments, demand for and pricing of our products, the impact of the coronavirus pandemic, stock repurchases, dividends, strategic transactions, and other aspects of our business or general economic conditions. T. Rowe Price cautions that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. Forward-looking statements speak only as of the date they are made, and T. Rowe Price assumes no duty to and does not undertake to update forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K filed with the Securities and Exchange Commission.

4T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Opening and T. Rowe Price Overview Bill Stromberg CHIEF EXECUTIVE OFFICER Investments, Performance, and Capabilities Rob Sharps PRESIDENT, HEAD OF INVESTMENTS, GROUP CIO Global Distribution Robert Higginbotham HEAD OF GLOBAL DISTRIBUTION Financial Overview Céline Dufétel CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER AND TREASURER Questions Agenda

# A global asset management firm focused on client success

Founded in 1937

1.52 trillion USD in assets under management[1]

745 investment professionals worldwide

Local presence in 17 countries

7,697 associates worldwide

**Independent Investment Organization**
- We are focused solely on investment management and related services

**Alignment of Interests**
- We are a publicly owned company with substantial employee ownership

**Financial Strength**
- We carry no outstanding long-term debt and maintain substantial cash reserves

**Global Investment Platform**
- We offer a full range of equity, fixed income, and multi-asset solutions

**Stable Investment Leadership**
- Global investment leaders average 15 years of tenure at T. Rowe Price

**Culture Is Central to Our Long-Term Success**
- Performance-driven and collaborative

[1]Firmwide AUM includes assets managed by T. Rowe Price Associates, Inc., and its investment advisory affiliates.

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6T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Our vision is to be a premier global active asset manager By executing on important multiyear strategic objectives More global and diversified asset manager Global partner for retirement investors and provider of integrated investment solutions Strong process orientation and effective internal controls, while becoming a more adaptive and agile company Destination of choice for top talent with diverse workforce and inclusive culture Strong financial results and balance sheet Embedding ESG and sustainability principles across the firm

# Diversity, Equity, and Inclusion—strategic enablers for our business

## 2020–2021 Progress

- Onboarded new global head of DEI and expanded the team under his leadership
- Executed strategy to improve representation of under-represented minorities and women
- Launched Diverse Connections mentoring program
- Expanded programming of our Business Resource Groups and Diversity Dialogues to support our associates
- Black Leadership Council and DEI Steering Committee guide and advise senior leadership

**29%** of our U.S. associates are ethnically diverse

**44%** of our associates in our global workforce are female

**63%** of 2020 hires were diverse

Figures as of December 31, 2020.
Pensions & Investments, 2020 Best Places to Work in Money Management, published December 14, 2020.
2021 BEST PLACE TO WORK FOR LGBTQ EQUALITY by Human Rights Campaign Foundation 100% Corporate Equality Index™

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8T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Consistent AUM growth over time, particularly in Multi-Asset Driven by market returns + alpha + net cash inflows $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Mar-21 E nd in g A U M ($ b) AUM 10 YR CAGR Total AUM 12% Multi-Asset 16% $490 $577 $692 $747 $763 $811 $991 $962 $1,207 $1,471 $1,518 $97 $126 $165 $194 $213 $239 $293 $286 $360 $406 $428 Total Multi-Asset

9T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Consistent results and long-term orientation As of December 31, 2020 Past performance is not a reliable indicator of future performance. Left chart: Data are since April 2, 1986, IPO through December 31, 2020. Right chart: Compound annualized growth for periods ended December 31, 2020. Diluted EPS (GAAP) 5 years 10 years 20 years 30 years Net revenues 8% 10% 9% 13% Diluted EPS (GAAP) 17% 15% 12% 17% Dividends 12% 13% 14% 16% Annualized total stock return 19% 12% 13% 19% $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 19 86 19 88 19 90 19 92 19 94 19 96 19 98 20 00 20 02 20 04 20 06 20 08 20 10 20 12 20 14 20 16 20 18 20 20 Dividend per Share $9.98 $3.60 1986 2000 2010 2020

10T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Several trends continue to drive disruption Investment Capabilities § Target date competition § Growing demand for ESG § Accelerating interest in alternatives Product Delivery § Passive and pricing pressure § Personalization – segment of one § Demand for vehicles beyond mutual funds Distribution Channels § Consolidating buying power and pressure from intermediaries § Increased need for scale, and unbundling, in recordkeeping § Faster growth occurring in APAC and EMEA

# Good progress on our 2020 strategic priorities

### Investments

- Strong investment results
- Announced plans to launch TRPIM in Q2 2022
- Launched first four Active Equity ETFs
- Introduced new strategies across all asset classes – including alternatives
- Advanced corporate access, ESG, and Investment Data Insights capabilities

### Distribution

- Net flows of $5.6b; continued momentum in EMEA and APAC helped diversification
- Continued investment in U.S. wealth management
- Invested behind Individual Investor and RPS to improve efficiency and client experiences
- Strengthened our Target Date franchise

### Corporate

- Revenue grew 11% and adjusted EPS increased 19%*
- Raised dividend 18% and repurchased 10.9m shares for $1.2b ($109.30)
- Further modernized our technology platform
- Advanced our DEI and talent initiatives
- Selected new green HQs for Baltimore and London

Data as of December 31, 2020.
*See the reconciliation to the comparable U.S. GAAP measures in the appendix (page 52).

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# Our 2021 priorities

## Investments

- Enhance target date offerings through reduced fees and new Retirement Blend products
- Advance TRPIM preparations ahead of Q2 2022 formation
- Launch initial Fixed Income ETF lineup
- Launch first Impact strategy and expand Responsible range
- Expand retirement capabilities including planning the launch of a managed account platform

## Distribution

- Deliver 1%–3% organic growth
- Begin transformation of RPS technology and operations through new partnership with FIS
- Expand wealth management relationships including use of new vehicles (retail SMAs, ETFs)
- Continue EMEA and APAC buildout
- Roll out new holistic target date marketing campaign across channels

## Corporate

- Plan for associate return to office
- Deliver on expanded DEI goals
- Expand M&A evaluation capabilities
- Modernize front office tech tools, and continue middle office transformation
- Globalize corporate functional support
- Plan new downtown Baltimore office space

**Achieve excellent investment results for clients + attractive returns for stockholders over long term**

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T. ROWE PRICE GROUP, INC. INVESTOR DAY 2020 Investments, Performance, and Capabilities Rob Sharps PRESIDENT, HEAD OF INVESTMENTS, GROUP CIO 1

14T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Multiyear investment to grow our investment capabilities globally 102 153 193 247 26140 92 107 169 175 95 125 173 227 227 15 23 81 82 2005 2010 2015 2020 Mar-2021 Global Multi-Asset Global Fixed Income International Equity U.S. Equity Investment professional headcount 2005–2021 Sydney Singapore London/EMEA Baltimore/U.S. 745 Investment professionals worldwide 12 46 12158 506 9 2 745 724 496 237 385 Hong Kong Tokyo Shanghai

# Investment performance overview

## Performance across global equity remains strong with global fixed income performance improving in the near term

| Asset Class | U.S. Mutual Funds Outperforming Morningstar Median[1] 1 year | 3 years | 5 years | 10 years | U.S. Mutual Funds Outperforming Passive Peer Median[2] 1 year | 3 years | 5 years | 10 years | Composites Outperforming Benchmark[3] 1 year | 3 years | 5 years | 10 years |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Equity | 65% | 68% | 67% | 87% | 57% | 58% | 62% | 72% | 55% | 60% | 73% | 78% |
| Fixed Income | 71% | 60% | 55% | 57% | 91% | 59% | 57% | 60% | 87% | 69% | 80% | 72% |
| Multi-Asset | 94% | 94% | 91% | 90% | 94% | 91% | 87% | 86% | | | | |
| **Overall** | **75%** | **73%** | **70%** | **78%** | **78%** | **68%** | **68%** | **72%** | **68%** | **63%** | **76%** | **76%** |

**Past performance is not a reliable indicator of future performance.**

[1]Primary share class only. Excludes T. Rowe Price passive funds and fund categories not ranked by Morningstar. Source: Morningstar (see inserted disclosure on page 53 for information about this Morningstar information).

[2]Primary share class only. Excludes T. Rowe Price passive funds and institutional funds that are a clone of a retail fund. Mutual funds measured against the most appropriate style benchmark used for portfolio manager evaluation, which may not always be the prospectus benchmark. Net=NAV. Source: Morningstar.

[3] Net returns for composites are calculated using the highest applicable separate account fee schedule and compared to official GIPS composite primary benchmark. Excludes money market composites.

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# Rotation underway…long heritage of value investing

| | | | | |
|---|---|---|---|---|
| US Large-Cap Equity Income<br>1985 | US Small-Cap Value Equity<br>1988 | US Value Equity<br>1994 | US Mid-Cap Value Equity<br>1996 | International Value Equity<br>1999 |
| US Large-Cap Value Equity<br>2000 | Global Value Equity<br>2012 | Emerging Markets Discovery Equity<br>2015 | QM US Value Equity<br>2016 | US Select Value Equity<br>2017 |

## Value equity Morningstar peer rankings[1]

Percent of Value Mutual Funds Percentile Rankings Above Median



One Year
89%
Three Years
44%
Five Years
67%
Ten Years
67%

**Past performance is not a reliable indicator of future performance.**
Strategies/structures shown are not available in all jurisdictions from T. Rowe Price.
[1]Longest share class, US Select Value is not available as a mutual fund and was excluded. Source: Morningstar (see inserted disclosure on page 53 for information about this Morningstar information).
[2]Excludes one strategy that is not marketed with AUM <$1 billion.

Our value franchise is broad, is at scale, and has generated strong results.

**$202b**
**Value equity AUM[2]**

**9.3%**
**AUM CAGR**
since 2010

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# Global/International Equity performance and capabilities—ready for any rotation away from U.S. Equities

## % of funds and composites

| | 1 Year | 3 Year | 5 Year | 10 Year |
|---|---|---|---|---|
| **U.S. Mutual Funds** Outperforming Peers[1] | 71% | 75% | 61% | 86% |
| **U.S. Mutual Funds** Outperforming Passive Peers[2] | 65% | 63% | 56% | 85% |
| **Composites** Outperforming Benchmarks[3] | 82% | 68% | 81% | 95% |

## % total AUM by investment strategy



Int'l. Index & Other
2%
Global Equity
26%
Total AUM
$215b
International
47%
Developed Regional
4%
Emerging Markets
21%

**Past performance is not a reliable indicator of future performance.**
[1]Primary share class only. Excludes T. Rowe Price passive funds and fund categories not ranked by Morningstar. Source: Morningstar (see inserted disclosure on page 53 for information about this Morningstar information).
[2]Primary share class only. Excludes T. Rowe Price passive funds and institutional funds that are a clone of a retail fund. Mutual funds measured against the most appropriate style benchmark used for portfolio manager evaluation, which may not always be the prospectus benchmark. Net=NAV. Source: Morningstar.
[3]Net returns for composites are calculated using the highest applicable separate account fee schedule and compared to official GIPS composite primary benchmark. Excludes money market composites.

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18T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Fixed Income efforts underway Past performance is not a reliable indicator of future performance. 1Net returns for composites are calculated using the highest applicable separate account fee schedule and compared to official GIPS composite primary benchmark. Excludes money market composites. 2Primary share class only. Excludes T. Rowe Price passive funds and institutional funds that are a clone of a retail fund. Mutual funds measured against the most appropriate style benchmark used for portfolio manager evaluation, which may not always be the prospectus benchmark. Net=NAV. Source: Morningstar (see inserted disclosure on page 53 for information about this Morningstar information). The strategies and capabilities listed are not available in all jurisdictions nor to all investors. There is no guarantee that the capabilities and strategies currently under evaluation will be launched. AUM and fixed income net flows ($Billions, ex FOF) Recent or planned launches and conversions 22% 47% 53% 66% 87% 23% 60% 54% 72% 91% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Composites vs. Benchmark (Net) U.S. Mutual Funds (Net) vs. Passive Peers Improved near term performance (% outperforming – trailing 12 months) All periods are one-year ended. Product offerings § Global Multi-Sector Bond § US Total Return Bond § Global High Income Bond § Emerging Markets Corporate Bond and Local Currency Bond § US Ultra-Short Term Bond § QM US Aggregate Bond Index § US High Yield Bond § Global Aggregate Bond High performing, with capacity and strong commercial potential $0 $50 $100 $150 $200 $250 $300 -$10 $0 $10 $20 $30 $40 2016 2017 2018 2019 2020 1Q21 Flows: ex FOF Flows: FOF AUM § 9 existing SICAV funds converted to ESG “Responsible” funds § Launching three transparent active fixed income ETFs § Short Duration Income 1 2

# Target date fund performance remained strong

| | 1 Year | 3 Year | 5 Year | 10 Year |
|---|---|---|---|---|
| | ROLLING TIME PERIODS | | | |
| **TDF Performance vs. Passive Peers**<br>Average Excess Return[1] (%): | **+1.49** | **+1.17** | **+1.12** | **+1.38** |
| | ROLLING TIME PERIODS | | | |
| **Percentage of time TDFs outperform passive peers**<br>Hit Rate[2]: | 73% | 88% | 95% | 100% |
| Performance vs. Peers[3]: | **23%**<br>Avg. Morningstar Rank | **11%**<br>Avg. Morningstar Rank | **8%**<br>Avg. Morningstar Rank | **4%**<br>Avg. Morningstar Rank |

**Past performance is not a reliable indicator of future performance.**
Figures reflect the aggregate performance of the Retirement Funds with a sufficient track record (Retirement 2005 through Retirement 2060 Funds) for the rolling 1-, 3-, 5-, and 10-year periods; calculated using monthly data and net of fees. The Retirement 2060 Fund was excluded from the 10-year period due to limited history. The passive peer group consisted of passively managed target date funds, with the same target date as the T. Rowe Price fund, as identified by Morningstar.
[1]Fund return minus the passive peer group average return, calculated monthly, net of fees and trading costs.
[2]Percent of rolling time periods the Retirement Fund beats the passive peer average return, calculated monthly, net of fees and trading costs.
[3]Average of monthly percentile rankings for all Retirement Funds, with a sufficient track record, over the time periods shown. Source: Morningstar.
Source: Morningstar (see inserted disclosure on page 53 for information about this Morningstar information).

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20T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Investment capabilities The strategies and capabilities listed are not available in all jurisdictions nor to all investors. There is no guarantee that the capabilities and strategies currently under evaluation will be launched. Vehicle extensions to help EMEA and APAC business ITMs in Japan, OEICs in the UK, additional SICAV offerings, and AUTs in Australia Introducing additional vehicles in the U.S. Semi-transparent equity active ETFs, transparent active fixed income ETFs, additional I-share classes and expanding our SMA offerings Growing our alternatives lineup Dynamic global bond, multi-strategy total return, and introduced our first private fund ESG-specific products From integrating ESG into our existing vehicles to launching specific Responsible and Impact portfolios More concentrated portfolios targeted toward institutional buyers U.S. equity value, global, European equity, to name a few, with more planned Introducing strategies that form the intersection of what we believe we can do well as a capability and meeting our clients’ needs

# T. Rowe Price Investment Management (TRPIM)

We announced[1] our intent to create a fully independent investment capability with the T. Rowe Price cultural tenets of investment excellence, placing clients first, collaboration, and a long-term time horizon to deliver superior investment client outcomes.

## $198b AUM

- US Capital Appreciation
- US Mid-Cap Growth Equity
- US Small-Cap Core Equity
- US Small-Cap Value Equity
- US Smaller Companies Equity
- US High Yield Bond

## 100+ Associates

- Separate investment personnel
- Dedicated experienced leadership
- Leverage T. Rowe Price Associates' (TRPA) shared functions (Distribution, Technology, Corporate)

## Update on Progress

- Hiring for both TRPA and TRPIM remains on schedule
- Analysts sharing investment process best practices as they ramp research coverage
- Deploying and testing new systems
- Anticipated transition in Q2 2022

[1]For more information, read November 19, 2020 press release regarding a proposal to launch a new investment adviser. https://troweprice.gcs-web.com/press-releases
Strategies/structures shown are not available in all jurisdictions from T. Rowe Price. This is not intended to be an offer or solicitation for any of these products.

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# Balance of experienced portfolio managers and analysts at each adviser

## T. Rowe Price Associates

### Central Research*

| ~45 | ~25 |
|---|---|
| analysts | associate analysts |

### Research Platform*

| 6 years | 11 years |
|---|---|
| T. Rowe Price tenure | total investment experience |

### Portfolio Management

| 9 years | 17 years | 20 years |
|---|---|---|
| T. Rowe Price PM tenure | T. Rowe Price tenure | total investment experience |

## T. Rowe Price Investment Management

### Central Research*

| ~30 | ~15 |
|---|---|
| analysts | associate analysts |

### Research Platform*

| 6 years | 11 years |
|---|---|
| T. Rowe Price tenure | total investment experience |

### Portfolio Management

| 11 years | 21 years | 22 years |
|---|---|---|
| T. Rowe Price PM tenure | T. Rowe Price tenure | total investment experience |

*Equity Research Platform includes analysts and sector PMs; all figures are averages. Expected analyst headcount after transition. Tenure is based on experience as of March 31, 2021.

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# We have made significant progress on our ESG journey, with more planned

| 2007 Governance | 2008 Corporate Responsibility | 2010 PRI[1] | 2012 CSR Report | 2013 "E" and "S" Research | 2014 Sustainalytics |
|---|---|---|---|---|---|
| Donna Anderson hired to head governance expertise | Responsible Investment Policy established | T. Rowe Price becomes signatory to the Principles for Responsible Investment (PRI) | First Corporate Social Responsibility (CSR) Report issued | Sustainalytics appointed as specialized ESG research provider | Sustainalytics ESG ratings are embedded in company notes |

| 2017 Responsible Investing | 2018 RIIM[2] Corporates | 2019 RIIM Sovereigns | 2020 Responsible Products and Corporate ESG | 2021 Impact Strategies | |
|---|---|---|---|---|---|
| Maria Elena Drew hired as director of research to establish in-house responsible investing expertise (environmental and social) | Proprietary ESG rating system for equity and credit rolled out | The firm rolls out proprietary ESG rating system for sovereigns | T. Rowe Price launches its first Responsible products in Europe<br><br>Hired Gabriela Infante as director of corporate ESG | T. Rowe Price launches Global Impact Equity | Additional Responsible products and Impact strategies for U.S. Equity and Fixed Income under consideration for 2021 and 2022 |

[1]The PRI is an independent investor initiative supported by, but not part of, the United Nations.
[2]RIIM = Responsible Investing Indicator Model.
Not all products are available to all investors in all jurisdictions. There is no guarantee that the capabilities and strategies currently under evaluation will be launched.

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24T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Expanding our ETF offering ETFs are not available in all jurisdictions from T. Rowe Price. There is no guarantee that the capabilities and strategies currently under evaluation will be launched. Launched first suite of semi-transparent active equity ETFs in August 2020 Our proprietary model is producing industry-leading spreads We have plans to broaden our lineup in 2021 and beyond Semi-transparent active ETFs are still in their infancy but have significant room for growth

# Investment Data Insights team

## Improving our client's investment outcomes through data-driven insights



Fundamental Research
Alt Data
Quant Factors
Machine Learning
Tool Building
Advanced Modeling
Alpha-Generating Insights

### People

Our cross-functional team is comprised of fundamental analysts, quantitative analysts, data scientists, data engineers, application developers, and UX designers.

### Business Value

Our proprietary technology ecosystem has accelerated our ability to insource new alternative data, perform analysis, and supply insights to our analysts and portfolio managers

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26T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Summary Investing in talent Expanding capabilities Positioning for the future Investment excellence

T. ROWE PRICE GROUP, INC. INVESTOR DAY 2020 Global Distribution Robert Higginbotham HEAD OF GLOBAL DISTRIBUTION 1

28T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 T. Rowe Price has one of the broadest distribution franchises in global asset management Client Access T. Rowe Price Global Distribution EMEA Intermediaries & Institutional U.S. Intermediaries Americas Institutional U.S. Bundled DC U.S. Direct APAC Intermediaries & Institutional

# Transforming the distribution workforce—more global, more enabled, more expertise in key areas

## Associate growth by region (past 3 years)


AMERICAS
+1%
EMEA
+38%
APAC
+65%

### Propelled by technology investments

**$330m**[1] overall spend

- Operating scale
- Digital acceleration
- Opportunity management
- Marketing enablement
- Client experience
- Data & analytics

[1] 2020 technology investment

### Yielding progress against key priorities

- Build a diversified business
- Outstanding client service
- Improved efficiency
- Build brand globally

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30T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 +11.8% AUM CAGR 2010–2020 Our diversified access to clients is shown in our AUM Other includes T. Rowe Price investments in proprietary products, Private Asset Management accounts, assets of the T. Rowe Price employee benefit plans, and Distribution Management Services accounts. Global AUM $164 $352 $701 $728 $98 $139 $222 $228 $76 $99 $148 $153 $79 $128 $250 $257 $60 $36 $133 $134 $5 $9 $17 $18 2010 2015 2020 Mar-2021 $482b $763b $1,471b $1,518b Other APAC, EMEA, and Canada U.S. Institutional U.S. Intermediaries U.S. Bundled DC U.S. Direct

31T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Our 2020 results show continued diversified organic growth Other includes T. Rowe Price investments in proprietary products, Private Asset Management accounts, assets of the T. Rowe Price employee benefit plans, and Distribution Management Services accounts. APAC, EMEA, and Canada are reflected in the appropriate Institutional and Intermediary channels. ($15) ($10) ($5) $0 $5 $10 $15 $20 2018 2019 2020 Q1 2021 Net flows by client geography Net flows by channel ($15) ($10) ($5) $0 $5 $10 $15 $20 2018 2019 2020 Q1 2021 APAC EMEA Americas $13.2b$13.2b $5.6b $13.2b $13.2b $5.6b Institutional Bundled DC Intermediaries Direct Other $1.2b $1.2b EMEA and APAC 84% of Net Flows since 2018

# Strengthening target date solutions franchise for growth

| U.S. Direct | U.S. Bundled DC | U.S. Intermediaries | Americas Institutional | EMEA Intermediaries /Institutional | APAC Intermediaries /Institutional |
|---|---|---|---|---|---|

## New initiatives designed to help our clients achieve desired retirement outcomes

**$351.6b**
Franchise AUM

**$4.5b**
Franchise Q1 2021 Net Flows

**Competitive Fees**

- Reducing fees on both fund and trust products
- Enhanced positioning relative to peers
- Continued investment excellence with greater value for our clients

**Breadth of Capabilities**

- Vehicle, strategy extension to meet investors' unique goals
- Launch of Retirement Blend Fund series
- Proactive strategy for custom solutions

**Fortified Marketing**

- Investing to increase awareness, consideration in a competitive market
- New "Retirement. Meet Your Match." campaign highlights breadth of solutions

**Continued Innovation**

- Managed account/QDIA solution to engage participants preretirement, attract new clients
- Retirement income product and solutions

**Registration Statements for the T. Rowe Price Retirement Blend 2005–2065 Funds have been filed with the Securities and Exchange Commission but are not yet effective. The information in the prospectuses is not complete and may be changed. We may not sell these funds until their registration statements are effective with the Securities and Exchange Commission. This is not an offer to sell these funds and is not soliciting an offer to buy these funds in any state where the offer or sale is not permitted.**

Includes all target date products (higher- and lower-equity glide paths), including U.S. mutual funds, collective investment trusts, and separately managed accounts. Not all products are available to all investors in all jurisdictions. There is no guarantee that the capabilities and strategies currently under evaluation will be launched.

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# Investing to sustain the strength of U.S. Direct business

U.S. Direct | U.S. Bundled DC | U.S. Intermediaries | Americas Institutional | EMEA Intermediaries /Institutional | APAC Intermediaries /Institutional

## Activating three-year strategy with an enhanced, growth-oriented value proposition

- Tailored retirement-oriented advice
- Premium access to products, pricing, and expertise
- Zero commission trades for stocks, ETFs
- Select client services asset-tiered benefit program
- Improve ease of doing business with us

**$228b**
AUM

**8.5%**
Sustained Low Redemption Rates[1]

**~1.4m**
Personal Investors

**$0.7b**
Q1 2021 Net Flows

[1]Redemption rate is based on a 12-month rolling average ended March 31, 2021.

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# Reaffirming commitment to U.S. Bundled DC via accelerated transformation

U.S. Direct | U.S. Bundled DC | U.S. Intermediaries | Americas Institutional | EMEA Intermediaries /Institutional | APAC Intermediaries /Institutional

| $153b | 6,386 | 2.3m | 80 |
|---|---|---|---|
| AUM | Retirement Plans | Plan Participants | Net Promoter Score (2020 Plan Sponsor Survey) |

**Strategic partnership with FIS will grow business in a stable, scalable, and efficient manner…**

- Optimization of select technology, operational functions
- Builds on 30-year relationship with global leader in financial technology, services, and solutions
- Sole accountability for all recordkeeping services retained by T. Rowe Price

**…enhancing plan sponsor and participant experiences without conversion disruption.**

- Improved delivery of products and services
- Operational efficiency and risk mitigation
- More flexible and intuitive client functionality
- Digital payments, dark Web monitoring
- Platform continuity, client service teams unchanged

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35T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Expansion of Broker-Dealer business drives results 1Count represents regional investment consultants in place or with agreed-upon start dates in place through Q3 2021. 2Source: T. Rowe Price Proprietary Client Satisfaction Study (Q3 2019, Q4 2020); “Extreme Satisfaction = 9 and 10 responses on a scale of 0–10) 3Trailing 12-month net new flows over beginning of period AUM. See page 30 for detailed channel AUM information. EMEA Intermediaries /Institutional U.S. Intermediaries Americas Institutional U.S. Direct APAC Intermediaries /Institutional U.S. Bundled DC 2010 2015 2020 Mar-2021 Growth of Broker-Dealer channel U.S. Intermediaries (ex. Broker-Dealer) Broker-Dealer Investment in Field Resources 49 Territories filled1 78% Extremely satisfied2 Organic Growth3 9.4% Home Office/Gatekeeper Satisfaction $482b $763b $1,471b $1,518b Territories Filled 15 49

# APAC: A large, heterogeneous region of growth

U.S. Direct | U.S. Bundled DC | U.S. Intermediaries | Americas Institutional | EMEA Intermediaries /Institutional | APAC Intermediaries /Institutional

## Presence

**65%**
3-year increase in headcount

- Deepening relationships, local incorporation enhance outcomes
- Shanghai research office opened in March 2021

## Perception

**32%**
3-year improvement in brand ranking[1]

- Reputation increasing across key growth markets and client segments
- Enhancing brand uplift through advertising and promotion

## Results

**28%**
Q1 2021 organic growth[2]

- Region has achieved net inflows in every quarter since Q3 2016
- Extension of ITM product range in Japan continues to drive momentum



Shanghai
Hong Kong
Tokyo
Singapore
Sydney
Melbourne
T. Rowe Price Offices

[1]NMG Consulting's annual Global Asset Manager Study; data reflect combined brand ranking (unprompted) within APAC institutional, gatekeeper, and advisor channels between 2017 and 2020 studies. Most recent data available and used with permission. © NMG Group 2021.
[2]Trailing 12-month net new flows over beginning of period AUM.

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# Global Equities suite: A meaningful driver of flows with room to scale

U.S. Direct | U.S. Bundled DC | U.S. Intermediaries | Americas Institutional | EMEA Intermediaries /Institutional | APAC Intermediaries /Institutional

| | Global Focused Growth | Global Growth | Global Value | Global Select | Global SRS | QM Global Equity | Global Equity Dividend | Global Impact |
|---|---|---|---|---|---|---|---|---|
| **Strategy/ Manager Inception** | Dec 1995/ Oct 2012 | Oct 2008 | July 2012 | Dec 2020 | Jul 2021 (estimated) | Apr 2016 | Apr 2018 | Mar 2021 |
| **Vehicles Available** | ▪ AUT<br>▪ Canadian Pool<br>▪ ITM<br>▪ Mutual Fund<br>▪ OEIC<br>▪ SICAV<br>▪ Responsible SICAV | ▪ AUT<br>▪ Canadian Pool<br>▪ Collective Trust<br>▪ Mutual Fund<br>▪ SICAV<br>▪ Responsible SICAV | ▪ Mutual Fund<br>▪ SICAV | ▪ Australia SMA<br>▪ SICAV | ▪ Responsible SICAV[1] | ▪ Mutual Fund | ▪ SICAV | ▪ AUT<br>▪ Mutual Fund<br>▪ SICAV[1]<br>▪ OEIC[2] |

Growth | Value | Core | Income | Impact

Newly launched, differentiated portfolios complement the more mature strategies with strong track records

Global Impact meets demand for investors looking for ways to direct capital to companies creating positive social or environmental impact while generating alpha

Strategies/structures shown are not available in all jurisdictions from T. Rowe Price. There is no guarantee that the capabilities and strategies currently under evaluation will be launched.
[1]SICAV I prospectus filed with the CSSF; inception date (July 2021 estimated) is subject to receipt and timing of regulatory approval.
[2]Launch expected in Q4 2021, subject to FCA approval and Day 1 market opening.

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38T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Summary Extensive range of retirement solutions Scale continues to be a competitive advantage Strong, sustainable, diversified growth Principled pursuit of our clients’ success

T. ROWE PRICE GROUP, INC. INVESTOR DAY 2020 Financial Overview Céline Dufétel CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER AND TREASURER 1

40T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Creating value for stockholders over time As of March 31, 2021 1See the reconciliation to the comparable U.S. GAAP measures in the appendix (page 51). 2Figures represent percent of U.S. non-GAAP net income attributable to T. Rowe Price Group, Inc., returned to stockholders. Strong revenue momentum driven by rising markets and organic growth Continued investment in capabilities to drive diversified and sustainable growth 1 year 14.2% 5 year (average) 9.6% 1 year 6.9% 5 year (average) 7.8% Net Revenue Expense Growth1 1 year 52% 5 years (cumulative) 81% Return of Capital2 Consistent return of capital to stockholders over time

41T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Avg. $2.9b $5.2b $1.1b $0.9b ($10) ($5) $0 $5 $10 $15 2016 2017 2018 2019 2020 2021 Continued positive organic growth— institutional flows lessening seasonality Q1 Q2 Q3 Q4 2016 2017 2018 2019 2020 (0.4)% 1.7% 1.3% 1.4% 0.5% Annual organic growth rate Long-term organic growth target of 1%–3% Lower seasonality due to growing institutional and EMEA/APAC businesses Within retirement, plan wins and losses often overshadow more seasonal participant flows T. Rowe Price quarterly net flows

# Positioning our target date franchise for continued growth

As of March 31, 2021

- Fee reductions of ~5.5 bps across the $351.6b target date franchise
  - 6.3 bps on funds
  - 4.8 bps on trusts
- Fee changes and expansion of blend capabilities will position our products competitively against both active and passive
- Changes we are making will support growth of our target date franchise, with the goal to remain a market leader, in a growing market

## Target Date Industry Growth Rate

**Overall Target Date Market**

**8.2%**

**Active and Blend Products**

**4.5%**

12/31/2017 – 12/31/2019 (Morningstar Funds and Trusts)[1]

[1]Data through December 2019 to illustrate normalized markets. Data in 2020 are skewed by unprecedented fiscal stimulus packages and regulations specific to the global pandemic. Not all companies were included due to limited data availability.
Source: Morningstar (see inserted disclosure on page 53 for information about this Morningstar information).

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# Making investments across the firm in 2021

## Investments

- Final year of TRPIM hiring ramp up
- Talent to support product expansions including research, trading, and product specialists
- Buildout of ESG, ETF, and IDI teams
- Shanghai office opening

## Distribution

- ~25% planned expansion in broker-dealer coverage team and support
- TDF, ETF, and brand building marketing campaigns
- Continued EMEA and APAC distribution and brand buildout
- RPS transformation transition costs
- Individual Investor strategic refresh

## Technology, Operations, and Corporate

- Front and middle office modernization including enabling TRPIM and product expansions
- Augmented Intelligence and data analytics for investments and technology infrastructure
- Digital capabilities and client experience
- Globalization of corporate functions and regulatory impact

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44T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Areas of investment over next two to three years Investments Distribution Technology, Operations, and Corporate § Continued front and middle office modernization including trading systems § Digital capabilities and client experience § Responding to increasing complexity and regulation § New Baltimore headquarters and London office § Normalized travel § Talent to support product expansions § ESG and Impact capabilities across asset classes § ETF road map § Liquid alternatives § Global multi-asset expansion § Continued expansion of wealth management coverage § Expansion of digital marketing capabilities and brand investments § Continued development of client partnerships in all regions § RPS transition costs (2022) § Vehicle expansion (SMA, model delivery)

# Driving efficiencies for reinvestment

### Strategic Partnership with FIS

- Increased efficiency across operations and technology, leveraging scale and automation
- Enhanced delivery of innovative retirement solutions

### Technology Cost Optimization

- Software demand management
- Application decommissioning
- Consolidation of data center footprint

### Client Digitization and Automation

- Customer transaction processing automation
- Statement processing modernization
- Robotics process automation

### Technology Modernization

- Infrastructure automation
- Software developer services
- Desktop environment (VDI)

Disciplined strategic and financial planning

Leveraging partnerships to drive efficiencies

Modernizing technology to drive long-term efficiencies

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# Effectively deploying capital

**Grow dividend annually**

- Continued year-on-year dividend increase since IPO
- 38% payout ratio over past five years[1]

**Buy back stock opportunistically and offset dilution**

- 8% decline in shares outstanding over past five years
- Repurchased $4.2b over past five years at an average share price of $95.71
  - 8x average P/E[2]
  - 3.9% dividend yield[2]

**Remain debt-free and strategically deploy seed capital**

- $4.8b in cash and discretionary investments
- $1.2b in seed capital deployed against ~70 strategies
  - $100m–$500m deployed annually[3]

[1]Based on U.S. GAAP. Includes recurring dividends only.
[2]Last Twelve Months (LTM) U.S. GAAP earnings; LTM dividends paid.
[3]Reflects seed capital deployed annually since 2016 including redeployment of previous seed capital commitment.

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47T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Our perspective on evaluating inorganic opportunities Advance our strategy § New capabilities § Scale for capabilities not yet scaled § Diversification Align with best-in- class investors § Repeatable source of alpha § Strong investment performance and culture Minimize existing business disruption § Similar culture and business practices § Minimal overlap with scaled capabilities Add value to stockholders § Value creation through distribution and new product development and seeding § Fair valuation

48T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Summary: Clear objectives to measure our success Consistently returning capital to stockholders over time Investing in strategic initiatives to support long-term growth Striving for 1%–3% long-term organic growth

T. ROWE PRICE GROUP, INC. INVESTOR DAY 2020 Questions 1

T. ROWE PRICE GROUP, INC. INVESTOR DAY 2020 Appendix 1

51T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Non-GAAP operating income and net revenues reconciliation 1Operating margin is equal to operating income divided by net revenues. Last 12 months ended March 31. 2021 2020 2019 2018 2017 Net Revenues, GAAP basis $6,570.9 $5,753.2 $5,371.9 $5,050.3 $4,342.4 Non-GAAP adjustments: Consolidated Investment Products 8.7 7.8 6.0 6.5 6.0 Net Revenues, Non-GAAP basis $6,579.6 $5,761.0 $5,377.9 $5,056.8 $4,348.4 Operating Expenses, GAAP basis $3,639.2 $3,191.5 $3,061.8 $2,879.4 $2,498.2 Non-GAAP adjustments: Consolidated Investment Products (7.5) (7.5) (7.3) (5.7) (7.0) Supplemental Savings Plan Liability (197.7) 27.1 (28.6) (14.1) Nonrecurring Dell 15.2 (16.2) Operating Expenses, Non-GAAP basis $3,434.0 $3.211.1 $3,041.1 $2,859.6 $2,475.0 Operating Income, GAAP basis $2,931.7 $2,561.7 $2,310.1 $2,170.9 $1,844.2 Non-GAAP adjustments: Consolidated Investment Products 16.2 15.3 13.3 12.2 13.0 Supplemental Savings Plan Liability 197.7 (27.1) 28.6 14.1 Nonrecurring Dell (15.2) 16.2 Operating Income, Non-GAAP basis $3,145.6 $2,549.9 $2,336.8 $2,197.2 $1,873.4 Operating Margin, GAAP basis1 44.6% 44.5% 43.0% 43.0% 42.5% Operating Margin, as adjusted1 47.8% 44.3% 43.5% 43.5% 43.1%

52T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Reconciliation between GAAP and adjusted (non-GAAP) EPS 2020 2019 Diluted Earnings per Common Share, GAAP Basis $9.98 $8.70 Non-GAAP adjustments: Consolidated T. Rowe Price Investment Products (.27) (.42) Other non-operating income (.19) (.23) Non-operating income of investments designated as an economic hedge of the SSP Plan less compensation expense .06 .02 Adjusted diluted earnings per common share $9.58 $8.07 As of December 31, 2020

# Additional information

©2021 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

**Investment performance overview (slide 15)**

[1]Source: Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. The chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that are outperforming the Morningstar category median.

[2]Passive Peer Median was created by T. Rowe Price using data from Morningstar. Primary share class only. Excludes money market mutual funds, funds with an operating history of less than one year, funds with fewer than three peers, T. Rowe Price passive funds, and T. Rowe Price funds that are clones of other funds. This analysis compares T. Rowe Price active funds to the applicable universe of passive/index open-end funds and ETFs of peer firms. The chart reflects the percentage of T. Rowe Price funds with 1 year, 3 year, 5 year, and 10 year track record that are outperforming the passive peer universe.

[3]Composite net returns are calculated using the highest applicable separate account fee schedule. Excludes money market composites. All composites compared to official GIPS composite primary benchmark. The chart reflects the percentage of T. Rowe Price composites with 1 year, 3 year, 5 year, and 10 year track record that are outperforming their benchmarks.

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54T. RO W E PRI CE G RO UP, I NC. I NVESTO R DAY 2 0 2 1 Important information This material, including any statements, information, data and content contained within it and any materials, information, images, links, graphics or recordings provided in conjunction with this material are being furnished by T. Rowe Price for general informational purposes only. Under no circumstances should the material, in whole or part, be copied or distributed without consent from T. Rowe Price. The views contained herein are as of the date of the presentation. The information and data obtained from third-party sources which is contained in the report were obtained from the sources deemed reliable; however, its accuracy and completeness is not guaranteed. The products and services discussed in this presentation are available via subsidiaries of T. Rowe Price Group as authorized in countries throughout the world. The products and services are not available to all investors or in all countries. Visit troweprice.com to learn more about the products and services available in your country and the T. Rowe Price Group subsidiary which is authorized to provide them. The material is not intended for use by persons in jurisdictions which prohibit or restrict the distribution of the material and in certain countries the material is provided upon specific request. The material does not constitute a distribution, offer, invitation, recommendation or solicitation to sell or buy any securities in any jurisdiction. The material has not been reviewed by any regulatory authority in any jurisdiction. The material does not constitute advice of any nature, and prospective investors are recommended to seek independent legal, financial, and tax advice before making any investment decision. © 2021 T. Rowe Price. All Rights Reserved. T. ROWE PRICE, INVEST WITH CONFIDENCE, and the Bighorn Sheep design are, collectively and/or apart, trademarks of T. Rowe Price Group, Inc. All other trademarks are the property of T. Rowe Price or their respective owners. 202105-1656157